UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 1, 2021, VAALCO Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the purchase by VAALCO Gabon S.A. (“VAALCO Gabon”), a wholly-owned subsidiary of the Company, of the working interests of Sasol Gabon S.A. (“Sasol”) in certain oil and gas producing properties in the Etame Marin block offshore Gabon (the “Sasol Acquisition Properties”).

The Initial Form 8-K also stated that the required financial statements and pro forma financial information related to the Sasol Acquisition Properties would be filed by an amendment to the Initial Form 8-K. This amendment on Form 8-K/A amends and supplements the Initial Form 8-K to include the financial statements and pro forma financial information as described in Items 9.01(a) and 9.01(b). No other amendments are being made to the Initial Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K, which provides a more complete description of the transaction.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited Statements of Revenues and Direct Operating Expenses of the Sasol Acquisition Properties for the years ended December 31, 2020 and 2019 and related notes and the related unaudited supplementary disclosure for oil and gas activities are attached as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the year ended December 31, 2020 and the related notes showing the pro forma effects of acquiring the Sasol Acquisition Properties are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description of Exhibit
23.1	Consent of BDO USA, LLP.
99.1

Audited Statements of Revenues and Direct Operating Expenses of the Sasol Acquisition Properties for the years ended December 31, 2020 and 2019 and related notes and the related unaudited supplementary disclosure for crude oil and natural gas activities.

99.2

Unaudited Pro Forma Consolidated Financial Statements of the Company as of and for the year ended December 31, 2020 and the related notes showing the pro forma effects of acquiring the Sasol Acquisition Properties.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: May 11, 2021
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller